Morgan Stanley Variable Investment Series
Item 77(o) 10f-3 Transactions
January 1, 2001 - June 30, 2001

Aggressive Equity Portfolio

Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund

Broker

Adelphia
Communications


01/18/01


$44.75


3,500


0.111%


$760,750,000


0.021%
Salomon
Smith
Barney
Agere Systems
03/27/01
$6.00
18,700
0.003%
$360,000,000
0.031%
Bear Stearns
Peabody
Energy

05/21/01

$28.00

2,700

0.066%

$420,000,000

0.018%
Lehman
Brothers
Riverstone
02/22/01
$12.00
1,100
0.009%
$120,000,000
0.011%
First Albany

Tellium Inc.

05/17/01

$15.00

1,800

0.023%

$135,000,000

0.020%
Lehman
Brothers

Willis Group

05/17/01

$13.50

5,900

0.007%

$270,000,000

0.030%
Salomon Smith
Barney

Capital Growth Portfolio

Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Peabody
Energy

05/21/01

$28.00

3,500

0.065%

$420,000,000

0.023%
Lehman
Brothers

Willis Group

05/17/01

$13.50

7,600

0.071%

$270,000,000

0.038%
Salomon
Smith Barney

Equity Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Adelphia
Communications


01/18/01


$44.75


38,000


0.098%


$760,750,000


0.224%
Salomon
Smith
Barney
Agere Systems
03/27/01
$6.00
456,000
0.198%
$360,000,000
0.760%
Bear Stearns

Inditex

05/23/01

$17.16

22,400

0.027%

$2,426,531,667

0.016%
Lehman
Brothers
Peabody
Energy

05/21/01

$28.00

34,600

0.068%

$420,000,000

0.231%
Lehman
Brothers
Riverstone
02/22/01
$12.00
2,900
0.002%
$120,000,000
0.029%
First Albany

Tellium Inc.

05/17/01

$15.00

22,400

0.024%

$135,000,000

0.249%
Lehman
Brothers

Willis Group

05/17/01

$13.50

72,400

0.070%

$270,000,000

0.362%
Salomon
Smith Barney

European Growth Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Inditex

05/23/01

$17.16

58,400

0.170%

$2,426,531,667

0.413%
Schroder
Salomon

High Yield Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Air Canada

03/15/01

$98.475

$1,030,000

0.81%

$400,000,000

0.34%
Goldman
Sachs
TRW Inc.
03/07/01
$99.909
$825,000
0.670%
$500,000,000
0.165%
JPM Chase



Income Builder Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Duke Energy

03/13/01

$25.00

22,000

0.878%

$775,000,000

0.071
Merrill
Lynch

Information Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Agere Systems
03/27/01
$6.00
15,000
1.551%
$360,000,000
0.025%
Bear Stearns

Pacific Growth Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Korea Telecom
06/27/01
$20.200
4,200
0.200%
$2,300,000
0.004%
UBS Warburg

Short-Term Bond Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
TRW Inc.
03/07/01
$99.909
$40,000
0.250%
$500,000,000
0.006%
JPM Chase

Strategist Portfolio
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker

Adelphia
Communications


01/18/01


$44.75


16,900


0.107%


$760,750,000


0.099%
Salomon
Smith
Barney

Agere Systems

03/27/01

$6.00

200,000

0.192%

$360,000,000

0.333%
Bear
Stearns
Kraft Inc.
06/12/01
$31.00
50,000
0.241%
$8,680,000,000
0.018%
CSFB
TRW Inc.
03/07/01
$99.909
530,000
0.380%
$500,000,000
0.288%
JPM Chase

Utilities Portfolio\
Security
Date of
Purchase
Price
Of Shares
Shares
Purchased
%of
Assets
Total
Issued
Purchased
By Fund
Broker
Peabody
Energy

05/21/01

$28.00

11,000

0.059%

$420,000,000

0.073%
Lehman
Brothers

Utilicorp

03/09/01

$29.76

175,000

0.999%

$297,600,000

1.750%
Merrill
Lynch

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